ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

Filed in the office of	Document Number 20110330106-17
Ross Miller Secretary of State State of Nevada	Filing Date and Time 05/02/2011 7:25 AM
	Entity Number E0258042011-1

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ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	Knight Knox Development Corp.
2. Registered Agent for Service of Process: (check only one box)	[•] Commercial Registered Agent: Robert C. Harris (Name) [ ] Noncommercial Registered Agent (name and address below) OR [ ] Office or Position with Entity (name and address below) Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity: Street Address: City: Nevada Zip Code: Mailing Address (if different from street address): City: Nevada Zip Code:
3. Authorized Stock: (number of shares corporation is authorized to issue)	Number of shares with par value: 75,000,000 Par value per share: $ 0.001 Number of shares without par value:
4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)	1) James Manely (Name) 564 Wedge Lane (Street Address) Fernley (City) NV (State) 89408 (Zip Code) 2) Kieran Manely (Name) 564 Wedge Lane (Street Address) Fernley (City) NV (State) 89408 (Zip Code)
5. Purpose: (optional; see instructions)	The purpose of the corporation shall be: Investments
6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)	Robert C. Harris (Name) X [signature] (Incorporator Signature) 564 Wedge Lane (Address) Fernley (City) NV (State) 89408 (Zip Code)
7. Certificate of Acceptance of Appointment of Registered Agent:	I hereby accept appointment as Registered Agent for the above named Entity. X [signature] (Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity) 4-28-2011 (Date)

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske	20170051976-38
Secretary of State	Filing Date and Time: 02/02/2017 3:40 PM
State of Nevada	Entity Number: E0258042011-1

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

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ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

KNIGHT KNOX DEVELOPMENT CORP.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1.
Name of Corporation: Reactive Medical Inc.

Article 3.

Authorized Stock: 150,000,000 shares of common stock, with a par value of $0.001 per share and 50,000,000 shares of preferred stock, with a par value of $0.001 per share.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 78.5%

4. Effective date and time of filing: (optional) Date: February 10, 2017 Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the office of	Document Number
Barbara K. Cegavske	20170163960-25
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 04/14/2017 1:57 PM
	Entity Number E0258042011-1

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ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Reactive Medical Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1.
Name of Corporation: Artelo Biosciences, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 79

4. Effective date and time of filing: (optional) Date: April 28, 2017 Time: 12:01 AM
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

090204

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the office of	Document Number 20190262572-66
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 06/19/2019 10:42 AM
	Entity Number E0258042011-1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Artelo Biosciences, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 5 is hereby amended and restated in its entirety as follows:

"5. Purpose: The purpose of the corporation shall be to engage in any lawful act or activity for which corporations may be organized under the Nevada Revised Statutes, as the same exists or as may hereafter be amended from time to time."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 51.8%

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

DocuSign Envelope ID: 3CDA3A2A-74AA-4BF0-A0B0-8C875AD0723E

090303

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Change Pursuant to NRS 78.209

Filed in the office of	Document Number
Barbara K. Cegavske	**20190265227-46**
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time **06/20/2019 4:18 PM**
	Entity Number **E0258042011-1**

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ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209
For Nevada Profit Corporations

1. Name of corporation:

Artelo Biosciences, Inc.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

150,000,000 shares of common stock, with a par value of $0.001 per share and
50,000,000 shares of preferred stock, with a par value of $0.001 per share.

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

18,750,000 shares of common stock, with a par value of $0.001 per share and
6,250,000 shares of preferred stock, with a par value of $0.001 per share.

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

One (1) share of common stock will be issued in exchange for every eight (8) shares of authorized, issued and outstanding common stock and one (1) share of preferred stock will be issued in exchange for every eight (8) shares of authorized, issued and outstanding preferred stock (i.e., a 1:8 reverse stock split).

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

All fractional shares of common stock and/or preferred stock will be paid out by the Company at a price per share determined as of the effective date and time of this Certificate of Change.

7. Effective date and time of filing: (optional) Date: ____ Time: ____

(must not be later than 90 days after the certificate is filed)

8. Signature: (required)

X DocuSigned by: Gregory D. Gorgas

Signature of Officer

Gregory D. Gorgas, Chief Executive Officer

Title

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Filed in the Office of	Business Number E0258042011-1
Barbara K. Cegavske (signature)	Filing Number 20201087047
Secretary of State State Of Nevada	Filed On 12/4/2020 2:55:00 PM
	Number of Pages 2

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: Artelo Biosciences, Inc. Entity or Nevada Business Identification Number (NVID): E0258042011-1
2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)	☐ Certificate to Accompany Restated Articles or Amended and Restated Articles ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. ☐ Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 72.28%
	☐ Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: Jurisdiction of formation: Changes to takes the following effect: ☐ The entity name has been amended. ☐ Dissolution ☐ The purpose of the entity has been amended. ☐ Merger ☐ The authorized shares have been amended. ☐ Conversion ☐ Other: (specify changes) * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)

Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☐ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) See below. (attach additional page(s) if necessary)
6. Signature: (Required)	X [signature] President and Chief Executive Officer Signature of Officer or Authorized Signer — Title X Signature of Officer or Authorized Signer — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

Article 3.

Authorized Stock: 750,000,000 shares of common stock, with a par value of $0.001 per share and 6,250,000 shares of preferred stock, with a par value of $0.001 per share.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

090303

Certificate of Change Pursuant to NRS 78.209

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:

Artelo Biosciences, Inc.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

750,000,000 shares of common stock, with a par value of $0.001 per share and 6,250,000 shares of preferred stock, with a par value of $0.001 per share.

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

50,000,000 shares of common stock, with a par value of $0.001 per share and 416,667 shares of preferred stock, with a par value of $0.001 per share.

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

For each class of capital stock (common stock and preferred stock), one (1) share will be issued and exchanged for every fifteen (15) shares of authorized, issued and outstanding stock of the same class.

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

All fractional shares of common stock and/or preferred stock will be rounded up to the nearest whole share.

7. Effective date and time of filing: (optional) Date: 08/09/2022 Time: 9:01 pm

(must not be later than 90 days after the certificate is filed)

8. Signature: (required)

X /s/ Gregory D. Gorgas

Signature of Officer

Gregory D. Gorgas, Chief Executive Officer

Title

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Stock Split
Revised: 1-5-15

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